SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: May 21, 1998


                              GENETIC VECTORS, INC.
             (Exact name of registrant as specified in its charter)



         Florida                    0-21739                   65-0324710
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)            File Number)            Identification No.)



5201 N.W. 77th Avenue, Suite 100, Miami, Florida                33166
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(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (305) 716-0000
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ITEM 5.     OTHER EVENTS.

     On May 18, 1998, Genetic Vectors, Inc. (the "Company") issued a press release announcing that it had agreed in principle to acquire all of the stock of Gen Trak, Inc. whereby Gen Trak, Inc. will become a wholly-owned subsidiary of the Company. The agreement is conditioned upon the parties entering into a definitive agreement. Upon the consummation of the transaction, the stockholders of Gen Trak, Inc. will receive 350,000 shares of common stock of the Company.




























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                                EXHIBIT INDEX


Exhibit
 No.                  Description
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 99(i)                Press Release, dated May 13, 1998






























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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GENETIC VECTORS, INC.



Date:  May 21, 1998                 By:  /s/ Mead M. Mccabe, Jr.
                                         --------------------------
                                         Name:  Mead M. McCabe, Jr.
                                         Its: President